As filed with the Securities and Exchange Commission on September
19, 1997.

                                   Registration No. 333-_____


               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C. 20549


                            FORM S-8

                     REGISTRATION STATEMENT

                             Under
                   THE SECURITIES ACT OF 1933

               _________________________________


                      HIBERNIA CORPORATION
     (Exact name of registrant as specified in its charter)

          LOUISIANA                            72-0724532
  (State or other jurisdiction of         (I.R.S. Employer
  incorporation or organization)          Identification No.)

                 _____________________________

                CALCULATION OF REGISTRATION FEE

_________________________________________________________________

TITLE OF    AMOUNT TO BE   PROPOSED    PROPOSED   AMOUNT OF
SECURITIES  REGISTERED     MAXIMUM     MAXIMUM    REGISTRATION
TO BE                      OFFERING    AGGREGATE  FEE (2)
REGISTERED                 PRICE PER   OFFERING
                           SHARE (1)   PRICE (1)
_________________________________________________________________

Class A
Common Stock,
no par value   3,133,153 $16.6875    $52,284,491  $16,339
               shares
_________________________________________________________________

1. Calculated pursuant to Rule 457 (c) as permitted by Rules 457(h) of the Securities Act of 1933 (the "Securities Act"), based upon the mean of the high and low sales prices of a shares of the Company's Common Stock on September 15, 1997.



Incorporation of Previous Registration Statement

      Pursuant to General Instruction E of Form S-8, this Registration Statement is filed solely to register an additional 3,133,153 shares of Hibernia Corporation's (the "Company's") Common Stock under the Long-Term Incentive Plan (the "Plan"). The provisions of the Plan as in effect on January 1, 1996 provided for an automatic increase in the number of shares subject to the plan equal to 1% of the total shares of the Company's Common Stock outstanding as of December 31, 1995. Pursuant to this provision, 1,201,823 shares are included herein. In addition, the Company amended the Plan in 1996 to increase this percentage to 1.5%, and 1,931,330 shares are included herein to reflect the increase, on January 1, 1997, in the number of shares subject to the plan of 1.5% of the shares outstanding on December 31, 1996. ursuant to Instruction E, the contents of the Registrant's Form S-8 Registration Statement No. 33-59743 are hereby incorporated by reference.

PART II.  INFORMATION NOT REQUIRED IN PROSPECTUS

Item 3.   Incorporation of Documents by Reference.

      The following documents filed by the Company with the Commission are hereby incorporated herein by reference:

      (a)  Annual Report on Form 1O-K for the fiscal  year  ended
December 31, 1996.

      (b)  Quarterly Reports on Form 10-Q for the quarters  ended
March 31 and June 30, 1997.

     (c) Proxy Statement in connection with the Annual Meeting of Shareholders held on April 29, 1997, except for the portions of the Proxy Statement that appear under the headings "Report of the Compensation Committee" and "Performance Graph."

      (d) The description of the Common Stock contained in the Company's Current Report on Form 8-K dated November 2, 1994.

      (e) Current Reports on Form 8-K dated July 1, and July  28,
1997.

      All documents filed by the Company after the date of this Prospectus pursuant to Sections 13, 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all Common Stock offered hereby has been sold or which deregisters such Common Stock then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

Item 8.   Exhibits.


EXHIBIT      DESCRIPTION
3.1            Exhibit 3.1 to the Annual Report on Form
          10-K  for the fiscal year ended December  31,
          1996,  filed  with  the  Commission  by   the
          Registrant  (Commission File No.  0-7220)  is
          hereby  incorporated by reference   (Articles
          of   Incorporation  of  the  Registrant,   as
          amended to date)

 3.2            Exhibit  3.2 to Amendment No.  1  to  a
          Registration Statement on Form S-4 (No.  333-
          29197) filed by the Registrant on July 11, 1997 (By-Laws of the Registrant, as amended to date)

 5              Opinion  of Patricia C. Meringer,  Esq.
          re: legality of shares

10.13           Exhibit  10.13 to the Annual Report  on
          Form  10-K for the fiscal year ended December
          31, 1988, filed with the Commission by the Registrant (Commission File No. 0-7220) is hereby incorporated by reference (Deferred
          Compensation  Plan for Outside  Directors  of
          Hibernia Corporation and its Subsidiaries, as amended to date)

10.14           Exhibit  10.14 to the Annual Report  on
          Form  10-K for the fiscal year ended December
          31, 1990, filed with the Commission by the Registrant (Commission File No. 0-7220) is hereby incorporated by reference (Hibernia
          Corporation Executive Life Insurance Plan)

10.16            Exhibit   4.7   to  the   Registration
          Statement   on  Form  S-8  filed   with   the
          Commission  by  the Registrant  (Registration
          No.  33-26871)  is  hereby  incorporated   by
          reference  (Hibernia Corporation  1987  Stock
          Option Plan, as amended to date)

10.34          Exhibit C to the Registrant's definitive
          proxy   statement  dated  August   17,   1992
          relating  to  its  1992  Annual  Meeting   of
          Shareholders filed by the Registrant with the
          Commission   is   hereby   incorporated    by
          reference   (Long-Term  Incentive   Plan   of
          Hibernia Corporation)

10.35          Exhibit A to the Registrant's definitive
          proxy statement dated March 23, 1993 relating
          to  its  1993  Annual Meeting of Shareholders
          filed  by  the Registrant with the Commission
          is  hereby  incorporated by  reference  (1993
          Director   Stock  Option  Plan  of   Hibernia
          Corporation)

10.36          Exhibit 10.36 to the Registrant's Annual
          Report on Form 10-K for the fiscal year ended
          December  31, 1993 filed with the  Commission
          (Commission  File  No.  0-7220)   is   hereby
          incorporated    by   reference    (Employment
          Agreement  between  Stephen  A.  Hansel   and
          Hibernia Corporation)

10.37     Exhibit  10.37  to  the  Registrant's  Annual
          Report on Form 10-K for the fiscal year ended
          December  31, 1994 filed with the  Commission
          (Commission  File  No.  0-7220)   is   hereby
          incorporated    by   reference    (Employment
          Agreement  between  J. Herbert  Boydstun  and
          Hibernia Corporation)

10.38     Exhibit  10.38  to  the  Registrant's  Annual
          Report on Form 10-K for the fiscal year ended
          December  31, 1994 filed with the  Commission
          (Commission  File  No.  0-7220)   is   hereby
          incorporated    by   reference    (Employment
          Agreement  between  E.R.  "Bo"  Campbell  and
          Hibernia Corporation) [check date on this]

10.39     Exhibit  10.39  to  the  Registrant's  Annual
          Report on Form 10-K for the fiscal year ended
          December  31, 1996 filed with the  Commission
          (Commission  File  No.  0-7220)   is   hereby
          incorporated    by   reference    (Employment
          Agreement  between B.D. Flurry  and  Hibernia
          Corporation)

10.40     Exhibit  10.40  to  the  Registrant's  Annual
          Report on Form 10-K for the fiscal year ended
          December  31, 1996 filed with the  Commission
          (Commission  File  No.  0-7220)   is   hereby
          incorporated by reference (Split-Dollar  Life
          Insurance Plan of the Registrant effective as of July 1996)

10.41     Exhibit  10.41  to  the  Registrant's  Annual
          Report on Form 10-K for the fiscal year ended
          December  31, 1996 filed with the  Commission
          (Commission  File  No.  0-7220)   is   hereby
          incorporated   by   reference   (Nonqualified
          Deferred Compensation Plan for Key Management
          Employees of the Registrant effective as of July 1996)

10.42     Exhibit  10.42  to  the  Registrant's  Annual
          Report on Form 10-K for the fiscal year ended
          December  31, 1996 filed with the  Commission
          (Commission  File  No.  0-7220)   is   hereby
          incorporated by reference (Supplemental Stock
          Compensation   Plan   for   Key    Management
          Employees effective as of July 1996)

10.43     Exhibit  10.43  to  the  Registrant's  Annual
          Report on Form 10-K for the fiscal year ended
          December  31, 1996 filed with the  Commission
          (Commission    No.    0-7220)    is    hereby
          incorporated   by   reference   (Nonqualified
          Target  Benefit (Deferred Award) Plan of  the
          Registrant effective as of July 1996)

13              Exhibit  13 to the Registrant's  Annual
          Report on Form 10-K for the fiscal year ended
          December  31, 1996 filed with the  Commission
          (Commission  File  No.  0-7220)   is   hereby
          incorporated by reference (1996 Annual Report to security holders of the Registrant)

21              Exhibit  21 to the Registrant's  Annual
          Report on Form 10-K for the fiscal year ended
          December  31, 1996 filed with the  Commission
          (Commission  File  No.  0-7220)   is   hereby
          incorporated by reference (Subsidiaries of the Registrant)

23(a)           Consent  of Patricia C. Meringer,  Esq.
          (included with Exhibit 5)

23(b)          Consent of Ernst & Young LLP

24        Powers of Attorney







                           SIGNATURES

                         THE REGISTRANT

      Pursuant to the requirements of the Securities Act of 1933, the Registrant hereby certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on September 19, 1997.



                                   HIBERNIA CORPORATION




                                   By: /s/ PATRICIA C MERINGER
                                       Patricia C. Meringer
                                       Senior Vice President
                                        and Secretary



      Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities indicated on September 19, 1997.




Signatures                              Title

       *
_____________________________      Chairman of the Board
Robert H. Boh

       *
_____________________________      President and Chief Executive
Stephen A. Hansel                    Officer and Director

       *
_____________________________      Chief Financial Officer
Marsha M. Gassan

       *
_____________________________      Chief Accounting Officer
Ron E. Samford, Jr.

       *
_____________________________      Director
J. Herbert Boydstun

       *
_____________________________      Director
J. Terrell Brown

       *
_____________________________      Director
E. R. Campbell

       *
_____________________________      Director
Richard W. Freeman, Jr.

       *
_____________________________      Director
Dick H. Hearin

       *
_____________________________      Director
Robert T. Holleman

       *
_____________________________      Director
Elton R. King

       *
_____________________________      Director
Sidney W. Lassen

       *
_____________________________      Director
Laura A. Leach

       *
_____________________________      Director
James R. Murphy

       *
_____________________________      Director
Donald J. Nalty

       *
_____________________________      Director
William C. O'Malley

       *
_____________________________      Director
Robert T. Ratcliff

       *
_____________________________      Director
H. Duke Shackelford

       *
_____________________________      Director
Janee M. Tucker

       *
_____________________________      Director
Virgnia Eason Weinmann

       *
_____________________________      Director
Robert E. Zetzmann



*By:  /s/ PATRICIA C. MERINGER
      Patricia C. Meringer
      Attorney-in-Fact

                            THE PLAN

      Pursuant to the requirements of the Securities Act of 1933, the members of the Executive Compensation Committee of the Board of Directors of the Company have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on September 19, 1997.

                    HIBERNIA CORPORATION LONG-TERM INCENTIVE PLAN


                    BY:/s/PATRICIA C. MERINGER
                       Patricia C. Meringer
                       Attorney-in-Fact*

*Attorney-in-Fact for J. Terrell Brown, Dick H. Hearin, Elton R.
 King, William C. O'Malley and Robert T. Ratcliff.



                         EXHIBIT INDEX

Exhibit                                      Sequential Page
                                                  Number


 5(a)     Opinion of Patricia C. Meringer              11

23(a)     Consent of Patricia C. Meringer              11
            included within Exhibit 5(a)

23(b)     Consent of Ernst & Young LLP                 13

24        Powers of Attorney                           14



                           EXHIBIT 5


                       September 19, 1997




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Ladies and Gentlemen:

     I am Corporate Counsel and Secretary of Hibernia Corporation (the "Company") and am delivering this opinion in connection with the registration by the Company of shares of Class A Common Stock (the "Shares") to be issued by the Company to its employees pursuant to the terms of the Company's Long-Term Incentive Plan (the "Plan"). The Shares will be reserved for issuance pursuant to the terms of the Plan and will be issued to employees pursuant to the terms of the grants and awards made to them under the Plan.

      In furnishing this opinion, I or attorneys under my supervision have examined such documents and have made such investigation of matters of fact and law as I have deemed necessary or appropriate to provide a basis for the opinions set forth herein. In such examination and investigation, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted as originals and the conformity to original documents of all documents submitted as certified or photostatic copies.

      In rendering this opinion, I do not express any opinion concerning any law other than the law of the State of Louisiana and the federal law of the United States, and I do not express any opinion, either implicitly or otherwise, on any issue not expressly addressed below.

      Based upon and limited by the foregoing, and based upon legal considerations which I deem relevant and upon laws or regulations in effect as of the date hereof, I am of the opinion that:

      1. Hibernia Corporation has been duly incorporated and is validly existing and in good standing under the laws of the State of Louisiana.

     2. The Shares have been duly authorized and either are, or, upon issuance thereof pursuant to the terms of the offering thereof, will be, validly issued, fully paid and non-assessable.

      I hereby expressly consent to the inclusion of this Opinion as exhibit to the Registration Statement and to the reference to this Opinion therein.

      This opinion is being furnished to you pursuant to the filing of the Registration Statement and may not be relied upon by any other person or used for any other purpose, except as provided for in the preceding paragraph.


                              Very truly yours,


                              /s/ PATRICIA C. MERINGER
                              Patricia C. Meringer
                              Corporate Counsel
                                and Secretary




                         EXHIBIT 23 (b)

                  CONSENT OF ERNST & YOUNG LLP

                Consent of Independent Auditors

                          Exhibit 23(b)
                       Consent of Ernst & Young LLP


We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Long-Term Incentive Plan of Hibernia Corporation of our report dated January 15, 1997, with respect to the consolidated financial statements of Hibernia Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                        /s/ ERNST & YOUNG LLP
                                        Ernst & Young LLP

New Orleans, Louisiana
September 12, 1997




                           EXHIBIT 24

                       POWERS OF ATTORNEY

                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chairman and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration  statements  or  amendments  required  in  order  to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.


                              /s/ ROBERT H. BOH
                              Robert H. Boh
                              Chairman and Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW  ALL  MEN  BY  THESE PRESENTS,  that  the  undersigned
President, Chief Executive Officer and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration  statements  or  amendments  required  in  order  to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ STEPHEN A. HANSEL
                              Stephen A. Hansel
                              President, Chief Executive Officer
                              and Director
                              HIBERNIA CORPORATION


                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chief Financial Officer of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ MARSHA M. GASSAN
                              Marsha M. Gassan
                              Chief Financial Officer
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Controller and Chief Accounting Officer of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ RON E. SAMFORD, JR.
                              Ron E. Samford, Jr.
                              Controller and Chief
                              Accounting Officer
                              HIBERNIA CORPORATION


                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ J. HERBERT BOYDSTUN
                              J. Herbert Boydstun
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ J. TERRELL BROWN
                              J. Terrell Brown
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ E. R. "BO" CAMPBELL
                              E. R. "Bo" Campbell
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ RICHARD W. FREEMAN, JR.
                              Richard W. Freeman, Jr.
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ DICK H. HEARIN
                              Dick H. Hearin
                              Director
                              HIBERNIA CORPORATION





                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ ROBERT T. HOLLEMAN
                              Robert T. Holleman
                              Director
                              HIBERNIA CORPORATION

                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ ELTON R. KING
                              Elton R. King
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ SIDNEY W. LASSEN
                              Sidney W. Lassen
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ LAURA A. LEACH
                              Laura A. Leach
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 29th day of April, 1997.



                              /s/ JAMES R. MURPHY
                              James R. Murphy
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Vice Chairman and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration  statements  or  amendments  required  in  order  to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ DONALD J. NALTY
                              Donald J. Nalty
                              Vice Chairman and Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ WILLIAM C. O'MALLEY
                              William C. O'Malley
                              Director
                              HIBERNIA CORPORATION





                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ ROBERT T. RATCLIFF
                              Robert T. Ratcliff
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ H. DUKE SHACKELFORD
                              H. Duke Shackelford
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ JANEE M. "GEE" TUCKER
                              Janee M. "Gee" Tucker
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ VIRGINIA E. WEINMANN
                              Virginia E. Weinmann
                              Director
                              HIBERNIA CORPORATION



                        POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen
A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                              /s/ ROBERT E. ZETZMANN
                              Robert E. Zetzmann
                              Director
                              HIBERNIA CORPORATION